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                                                                    EXHIBIT 10.8

                                                                 OCTOBER 1, 2003

                                FORM OF GUARANTY
                            (WITH SECURITY AGREEMENT)
                         FIDELITY BANK, ATLANTA, GEORGIA

         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to Intelligent Systems Corporation. (hereinafter called the "Debtor") by FIDELITY BANK, chartered under the laws of the state of Georgia (hereinafter together with its successors and assigns, called the "Bank"), the undersigned Guarantor(s) do hereby unconditionally guaranty the full and prompt payment when due, whether by declaration or otherwise, and at all times hereafter, of all obligations of the Debtor to the Bank, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due (collectively called "Liabilities"), and the undersigned Guarantor(s) further agree(s) to pay the following (herein called "Expenses"): (a) all expenses paid or incurred by the Bank in endeavoring to collect the Liabilities or any part thereof from the Debtor, including attorney's fees of 15% of the total amount sought to be collected if the Bank endeavors to collect from the Debtor by law or through an attorney at law; and (b) all expenses paid or incurred by the Bank in collecting this Guaranty, including attorney's fees of 15% of the total amount sought to be collected if this Guaranty is collected by law or through an attorney at law.

         Undersigned Guarantor(s) hereby warrants that loans or other financial accommodations by the Bank to the Debtor will be to the direct interest and advantage of the undersigned Guarantor(s). This Guaranty is a guaranty of payment and not merely a guaranty of collection.

         This Guaranty shall be continuing, absolute and unconditional and shall remain in full force and effect as to the undersigned Guarantor(s), even though from time to time the Liabilities of the Debtor may from time to time be completely paid, subject to discontinuance of this Guaranty as to any of the undersigned Guarantor(s) (including, without limitation, any undersigned Guarantor(s) who shall become deceased, incompetent or dissolved) only as follows: Any of the undersigned Guarantor(s), and an person duly authorized and acting on behalf of any of the undersigned Guarantor(s), may give written notice to the Bank of the discontinuance of this Guaranty as to the undersigned Guarantor(s) by whom or on whose behalf such notice is given, but no such notice shall be effective in any respect until it is actually received by the Bank and no such notice shall affect or impair the obligations hereunder of the undersigned Guarantor(s) by whom or on whose behalf such notice is given with respect to the Liabilities existing at the date of receipt of such notice by the Bank, any interest thereon or any expenses paid or incurred by the Bank in endeavoring to collect such Liabilities, or any part thereof, and in enforcing this Guaranty against such undersigned Guarantor(s). Any such notice of discontinuance by or on behalf of any of the undersigned Guarantor(s) shall not affect or impair the obligations hereunder of any other of the undersigned Guarantor(s).

         To secure the obligations herein, along with any extensions or renewals thereof, in whole or in part, as well as all other indebtedness of undersigned Guarantor(s) to Bank, now existing or hereafter incurred or arising however incurred, undersigned Guarantor(s) does hereby grant to Bank a security interest in and security title to the following: all assets of the Guarantor, including all Inventory, Accounts, General Intangibles, Chattel Paper, Equipment and Fixtures, and Leasehold Improvements owned by the Guarantor now or in the future together with any and all additions and accessions thereto or replacements thereof, returned or unearned premiums from any insurance on any of the same against fire, theft, collision or other catastrophe and any products and/or proceeds of any of the foregoing (all referred to herein as the "Collateral"). Neither the Collateral nor any portion thereof may be transferred, assigned, or sold, or any security interest granted therein without prior written consent of Bank. If at any time Bank shall deem itself insecure, undersigned Guarantor(s) will immediately furnish such further Collateral to be held by Bank or make such payment on account, as will be satisfactory to Bank.

         In addition to and independent of the rights and remedies of Bank as a secured party under the Uniform Commercial Code of Georgia, Bank shall, as security for the obligations of the undersigned herein, have the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose thereof, and for this purpose, to sign in the name of undersigned Guarantor(s) any transfer, conveyance or instrument necessary therefor, and Bank may enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom without being liable in any way to undersigned Guarantor(s) to assemble the Collateral and make the same reasonably convenient to both parties. The right is expressly granted to Bank to transfer at any time to itself or its nominee any Collateral held hereunder and to receive the income therefrom and hold the same as security herefor, or to apply it to any of the obligations of the undersigned herein. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed at least five days before such disposition.

         Whenever Bank in good faith reasonably believes that the prospect of payment of the obligations of the undersigned Guarantor(s) herein is impaired, Bank, without notice or demand of any kind, may if the undersigned Guarantor(s) is in bankruptcy place an administrative freeze upon, and if the undersigned Guarantor(s) is not in bankruptcy, hold and set off against any or all outstanding principal or interest as reserve, a holdback or other account of any nature whatsoever maintained by or on behalf of undersigned and regardless of whether such accounts are individual or joint, excepting only accounts which are actually known to Bank to be trust accounts. Bank may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by any of the undersigned guarantor(s), appropriate and apply toward the payment of such amount, and in such order of application as the Bank may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned Guarantor(s) in the possession or control of the Bank for any purpose.

         The Bank may, from time to time, without notice to the undersigned Guarantor(s) (or any of them) (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned Guarantor(s), with respect to any of the Liabilities, (c) extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities, (d) release or compromise any liability of any of the undersigned Guarantor(s) hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities, (e) release its security interest, if any, in all or any property securing any of the Liabilities or any obligation hereunder and permit any substitution or exchange for any such property, and (f) resort to the undersigned Guarantor(s) (or any of them) for payment of any of the Liabilities, whether or not the Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned Guarantor(s) or any other party primarily or secondarily liable on any of the Liabilities.

         In the event of death, incompetency, dissolution or insolvency of the Debtor, or if a petition in bankruptcy be filed by or against the Debtor, or if a receiver be appointed for any part of the property or assets of the Debtor, or if any judgment be entered against the Debtor, or if the Bank shall deem itself insecure with respect to Liabilities, and if any such event should occur at a time when any of the Liabilities may not then be due and payable, the undersigned Guarantor(s) agrees to pay to the Bank upon demand the full amount which would be payable hereunder by the undersigned Guarantor(s) if all Liabilities were then due and payable.

         Any amount received by the Bank from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as the Bank may from time to time elect.

         The undersigned Guarantor(s) hereby expressly waive(s): (a) notice of the acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c)presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for any of the foregoing. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this Guaranty is limited is hereby authorized, without notice to the undersigned Guarantor(s) (or any of them), and shall in no way affect or impair this Guaranty. The Bank may, without notice of any kind, sell, assign or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the liabilities, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder of all or any of the Liabilities, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of the Bank as to so much of the Liabilities as it has not sold, assigned or transferred.

         No delay or failure on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Bank permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Liabilities shall include all obligations of the Debtor to the Bank, notwithstanding any right or power of the Debtor or anyone else to assert any claim or defense, as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned Guarantor(s) hereunder.

         In the event any payment of Debtor to Bank is held to constitute a preference under the bankruptcy laws, or if for any other reason, Bank is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to Bank shall not constitute a release of the undersigned Guarantor(s) from any liability hereunder, but the undersigned Guarantor(s) agree to pay such amount to Bank upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

         Undersigned Guarantor(s) shall have no right of subrogation to Bank against Debtor, and undersigned Guarantor(s) hereby waives any rights to enforce any remedy which Bank may have against Debtor, claims which the undersigned Guarantor(s) may have against Debtor with respect to sums due hereunder, and any rights to participate in any security for the Liabilities.

         The undersigned hereby expressly waive(s) the right to require Bank to take action against the Debtor as provided for in O.C.G.A. Section 10-7-24 or any successor statute.

         This Guaranty has been made and delivered in the State of Georgia and shall be governed by the laws of the State. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provision of this Guaranty. In the event any suit or legal action is commenced by Bank, the undersigned Guarantor(s) do hereby expressly agree, consent and submit to the personal jurisdiction of any state or federal court sitting in Dekalb or Fulton County, Georgia with respect to such suit or legal action, and the undersigned Guarantor(s) do also expressly consent and submit to and agree that venue in any such suit or legal action is proper in said courts and county and the undersigned Guarantor(s) do hereby expressly waive any and all personal rights under applicable law or in equity to object to the jurisdiction and venue in said courts and county. The jurisdiction and venue of the courts consented and submitted to and agreed upon in this paragraph are not exclusive but are cumulative and in addition to the jurisdiction and venue of any other court under any applicable laws or in equity.

NOTICE TO GUARANTOR: You are being asked to guarantee this debt. Think carefully before you do. If the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount. The bank can collect this debt from you without first trying to collect from the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record. This notice is not the contract that makes you liable for the debt.

         IN WITNESS WHEREOF the undersigned have hereunto set their hands and affixed their seals the day and year above written.

GUARANTORS:
CHEMFREE CORPORATION, A GEORGIA CORPORATION
__________________________________________   ___________________________________

__________________________________________   ___________________________________
Address:                                     Address:
Tax Identification No.:___________________ Tax Identification No.:____________ Telephone No._____________________________ Telephone No.:_____________________

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__________________________________________   ___________________________________
Address:                                     Address:
Tax Identification No.:___________________   Tax Identification No.:____________
Telephone No._____________________________   Telephone No.:_____________________